EXHIBIT 99.1


                 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

     The undersigned executive officer of First Federal Bancshares of Arkansas, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-Q for the three months ended June 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                    /s/ Larry J.Brandt
                                    -------------------------------
                                    Name: Larry J. Brandt
                                    Title: President and Chief Executive Officer

Date: August 14, 2002